                                                               [PRINTCAFE LOGO]

FOR IMMEDIATE RELEASE



   PRINTCAFE SOFTWARE, INC. ANNOUNCES OPERATING RESULTS FOR FIRST QUARTER 2003

PITTSBURGH, PA (APRIL 29, 2003) - Printcafe Software, Inc. [NASDAQ: PCAF] today announced revenue of $9.4 million for its first quarter ended March 31, 2003, a 20% decrease from the $11.7 million of revenue recorded in the first quarter of 2002. Earnings before interest, taxes, depreciation, amortization, non-cash charges, other expense and acquisition related expenses (EBITDA) for the first quarter of 2003 were $(1,683,000), compared to $270,000 computed on the same basis in the prior year period.

The Company's pro forma net loss for the first quarter of 2003 was $2,540,000, or $(0.24) per share, compared to a pro forma net loss of $2,109,000 in the first quarter of 2002, or $(0.20) per share. EBITDA and pro forma net loss are calculated as follows:

                                                      Quarter Ended March        Quarter Ended
                                                           31, 2002             March 31, 2003
-----------------------------------------------------------------------------------------------------
                                                  (in thousands, except share and per share amounts)
-----------------------------------------------------------------------------------------------------
Gross Profit (GAAP)                                      $ 9,034                    $ 7,127
-----------------------------------------------------------------------------------------------------
Less:
-----------------------------------------------------------------------------------------------------
   Sales & marketing expense                              (3,947)                    (4,068)
-----------------------------------------------------------------------------------------------------
   Research & development expense                         (3,034)                    (3,025)
-----------------------------------------------------------------------------------------------------
   General & administrative expense (1)                   (1,783)                    (1,717)
-----------------------------------------------------------------------------------------------------
EBITDA                                                       270                     (1,683)
-----------------------------------------------------------------------------------------------------
   Less: Interest & depreciation                          (2,379)                      (857)
-----------------------------------------------------------------------------------------------------
Pro forma net loss                                        (2,109)                    (2,540)
-----------------------------------------------------------------------------------------------------
Pro forma net loss per share(2)                             (.20)                      (.24)
-----------------------------------------------------------------------------------------------------
(1) Excludes approximately $1,400 of expenses incurred during the first quarter of 2003 related to the pending acquisition of the Company
-----------------------------------------------------------------------------------------------------
(2) Calculated using number of shares outstanding (10,633,000) as of March 31,
2003
-----------------------------------------------------------------------------------------------------


The Company reported a $10.3 million net loss attributable to common stock calculated in accordance with generally accepted accounting principles (GAAP) for the first quarter of 2003 compared to a net loss of $13.2 million in the prior year period. The first quarter of 2002 included a deduction of $3.3 million related to the accretion of redeemable preferred stock of the Company that was outstanding at that time.

Printcafe Software, Inc. 1st Quarter 2003 Operating Results         Page 2 of 7

The chart below provides a reconciliation of the pro forma operating results and the operating results reported under GAAP.

                                                                   Quarter Ended March        Quarter Ended
                                                                        31, 2002             March 31, 2003
                                                                 -------------------------------------------------
                                                                      in thousands, except per share amounts
------------------------------------------------------------------------------------------------------------------
Pro forma net loss                                                               (2,109)                  (2,540)
------------------------------------------------------------------------------------------------------------------
Adjustments - income (expense)

   Amortization of intangible assets                                             (7,388)                  (5,090)

   Stock-based compensation                                                        (203)                    (381)

   Interest expense - debt origination costs                                       (180)                    (851)
   Acquisition related expenses (included in G&A for GAAP)                             -                  (1,400)
   Other income (expense)                                                              -                        -

   Accretion of redeemable preferred stock                                       (3,341)                        -
------------------------------------------------------------------------------------------------------------------
Net loss (GAAP)                                                                 (13,221)                 (10,262)
------------------------------------------------------------------------------------------------------------------
Net loss per share (GAAP)                                                  $     (81.12)             $      (.97)
------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (GAAP)                                           163                   10,633
------------------------------------------------------------------------------------------------------------------


The Company completed its initial public offering (IPO) on June 21, 2002. Prior to this date, the Company had both preferred stock and common stock outstanding. In connection with the IPO, all of the outstanding shares of preferred stock converted to common stock, which increased the number of shares of common stock outstanding from 163,000 at March 31, 2002 (the last quarter end prior to the IPO) to 10,595,000 at June 30, 2002. The number of common shares outstanding on March 31, 2003 was 10,633,000.

"We saw a sharp disruption in our sales during the first two months of the quarter, which we believe was primarily related to confusion surrounding the pending acquisition that was announced earlier in the quarter as well as overall economic conditions." said Marc Olin, Printcafe Chairman and Chief Executive Officer. "However, conditions improved in March and we are hopeful that we will return to prior revenue levels later in the year."

The Company believes that its EBITDA and pro forma results provide useful information to investors because they reveal the Company's results excluding non-cash expenses and cash expenses that the Company believes are not indicative of its on-going operations. However, Printcafe urges readers to review and consider carefully the GAAP financial information contained in this earnings release and the Company's SEC filings.


Q1 HIGHLIGHTS

     - On February 26, 2003 the Company announced that it had entered into a merger agreement with Electronics for Imaging, Inc. (EFI) [NASDAQ:
         EFII] which provides for the acquisition of Printcafe for $2.60 per share for each outstanding Printcafe share. Printcafe stockholders can elect to

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Printcafe Software, Inc. 1st Quarter 2003 Operating Results         Page 3 of 7

         receive any combination of cash or EFI stock. The transaction is expected to close early in Q3 of 2003 and is subject to regulatory and stockholder approval.

ABOUT PRINTCAFE (WWW.PRINTCAFE.COM)

Printcafe Software, Inc. is a leading provider of software solutions designed specifically for the printing industry supply chain. Printcafe's enterprise resource planning and collaborative supply chain software solutions enable printers and print buyers to improve productivity and lower costs. Printcafe's procurement applications for print buyers integrate with our software solutions designed for printers to facilitate Web-based collaboration across the print supply chain.

Printcafe's software solutions for the printing industry supply chain have been installed by more than 4,000 customers in over 8,000 facilities worldwide, including 24 of the 25 largest printing companies in North America and over 50 businesses in the Fortune 1000.

EFI's offer to acquire Printcafe is subject to a vote of Printcafe's stockholders. Printcafe has filed a Proxy Statement with the Securities and Exchange Commission describing the terms of the merger and other information about Printcafe and EFI. Copies of the Proxy Statement may be obtained from either Printcafe or EFI or at the SEC's website (http://www.sec.gov). The Proxy Statement contains important information as to how the merger will affect investments in shares of either Printcafe or EFI and interested persons should carefully read the Proxy Statement in its entirety. Printcafe and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its security holders in favor of the adoption of the merger agreement. The directors and executive officers of Printcafe and their beneficial ownership of Printcafe common stock, and their interests in the merger are set forth in the Proxy Statement.

INVESTOR CONTACT:
Joseph J. Whang
Chief Financial Officer and Chief Operating Officer jwhang@printcafe.com
412-456-3340

MARKETING CONTACT:
Andrew Schaer
SVP Marketing
aschaer@printcafe.com
412-690-3093

Statements in this press release that are not historical facts, including those statements that refer to Printcafe's plans, prospects, expectations, financial projections, strategies, intentions, and beliefs, are forward-looking statements. These forward-looking statements are based on information available to Printcafe today, and Printcafe assumes no obligation to update these statements as circumstances change. There are risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including, without limitation, market acceptance of Printcafe's products and

Printcafe Software, Inc. 1st Quarter 2003 Operating Results         Page 4 of 7

services, the length of the sales cycle for Printcafe's products, the slowdown in the economy, the amount of Printcafe's outstanding indebtedness and the need to raise additional capital, the ability to develop and sell new products, and Printcafe's relationship with Creo Inc., and other risk factors that are described in more detail in our Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission (SEC), and our other filings with the SEC.

Printcafe Software, Inc. 1st Quarter 2003 Operating Results         Page 5 of 7


                        PRINTCAFE SOFTWARE, INC.
                  CONSOLIDATED STATEMENTS OF OPERATIONS
         (Unaudited, in thousands, except for per-share amounts)

                                                 ----------------------------
                                                 THREE MONTHS ENDED MARCH 31,
                                                 ----------------------------
                                                   2002                2003
Revenues:
    License and subscription                     $  5,613           $  2,565
    Maintenance                                     5,377              5,742
    Professional services and other                   725              1,096
                                                 ---------------------------
        Total revenue                              11,715              9,403
Cost of Revenue:
    License and subscription                          998                588
    Maintenance                                     1,309              1,254
    Professional services and other                   374                434
                                                 ---------------------------
        Total cost of revenue                       2,681              2,276

Gross Profit                                        9,034              7,127

Operating Expenses:
    Sales and marketing                             3,947              4,068
    Research and development                        3,034              3,025
    General and administrative                      1,783              3,117
    Depreciation                                      763                593
    Amortization                                    7,388              5,090
    Stock based compensation and warrants             203                381
    Restructuring charge                                -                  -
                                                 ---------------------------
        Total operating expenses                   17,118             16,274
                                                 ---------------------------
Loss from operations                               (8,084)            (9,147)

Other expense (income)
  Interest expense                                  1,616                264
  Interest expense - debt origination costs           180                851
  Other expense (income)                                -                  -
                                                 ---------------------------
Total other expense                                 1,796              1,115
Net loss                                           (9,880)           (10,262)
Accretion of redeemable preferred stock            (3,341)                 -
                                                 ---------------------------
Net loss attributable to common stock            $(13,221)          $(10,262)
                                                 ===========================
Net loss per share, basic and diluted            $ (81.12)          $  (0.97)
Weighted average shares used to compute
  basic and diluted loss per share                    163             10,633

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Printcafe Software, Inc. 1st Quarter 2003 Operating Results         Page 6 of 7

                       PRINTCAFE SOFTWARE, INC.
       PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
          (Unaudited, in thousands except per share amounts)

                                                               ----------------------------------
                                                                           PRO FORMA
                                                               ----------------------------------
                                                                  THREE MONTHS ENDED MARCH 31,
                                                               ----------------------------------
                                                                      2002            2003
Revenues:
    License and subscription                                        $ 5,613         $ 2,565
    Maintenance                                                       5,377           5,742
    Professional services and other                                     725           1,096
                                                               ----------------------------------
        Total revenue                                                11,715           9,403

Cost of Revenue:

    License and subscription                                            998             588
    Maintenance                                                       1,309           1,254
    Professional services and other                                     374             434
                                                               ----------------------------------
        Total cost of revenue                                         2,681           2,276

Gross Profit                                                          9,034           7,127

Operating Expenses:
    Sales and marketing                                               3,947           4,068
    Research and development                                          3,034           3,025
    General and administrative (1)                                    1,783           1,717
    Depreciation                                                        763             593
                                                               ----------------------------------
        Total operating expenses                                      9,527           9,403


Interest expense                                                      1,616             264
                                                               ----------------------------------
Pro forma net loss                                                  $(2,109)        $(2,540)
                                                               ==================================

Common shares outstanding at March 31,
2003 used to compute pro forma loss per share                        10,633          10,633
                                                               ==================================

Pro forma net loss per share                                          (0.20)          (0.24)
                                                               ==================================

(1) Excludes approximately $1,400 of expenses incurred during the first quarter of 2003 related to the pending acquisition of the Company

Printcafe Software, Inc. 1st Quarter 2003 Operating Results         Page 7 of 7

                           PRINTCAFE SOFTWARE, INC.
                         CONSOLIDATED BALANCE SHEETS
                                (IN THOUSANDS)

                                                               ---------------------------------------------------
                                                                AS OF DECEMBER 31, 2002      AS OF MARCH 31, 2003
                                                               ---------------------------------------------------
 ASSETS
  Current assets:
   Cash and cash equivalents                                           $ 8,775                    $ 6,376
   Accounts receivable, net                                             12,896                     11,512
   Other current assets
                                                                         1,361                      1,669
                                                                       -------                    -------
  Total current assets                                                  23,032                     19,557
  Property and equipment, net                                            2,706                      2,245
  Intangible assets, net                                                27,935                     22,865

                                                                       -------                    -------
   Total Assets                                                        $53,673                    $44,667
                                                                       =======                    =======


 LIABILITIES AND STOCKHOLDERS' EQUITY

  Current liabilities:
   Accounts payable                                                    $ 2,099                    $ 2,778
   Accrued and other current liabilities                                 2,693                      3,222
   Line of credit and current portion of long-term debt                  4,457                     15,837
   Restructuring reserve                                                    67                         26
   Deferred revenue
                                                                         9,653                      9,052
                                                                       -------                    -------
  Total                                                                 18,969                     30,915

                                                                        12,745                      1,650
  Long-term debt
  Other non-current liabilities                                             -                          -
  Stockholders' Equity                                                  21,959                     12,102
                                                                       -------                    -------
   Total Liabilities & Stockholders' Equity                            $53,673                    $44,667
                                                               ===================================================